Exhibit 10.6

IRREVOCABLE STANDBY LETTER OF CREDIT

LETTER OF CREDIT NUMBER:

DATE: JUNE 25, 2008

BENEFICIARY:  BENEFACTOR FUNDING CORP., 249 CLAYTON STREET, SUITE 200, DENVER, COLORADO, 80206

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. stb08200116 IN YOUR FAVOR BY ORDER OF AEROGROW INTERNATIONAL, INC., 6075 LONGBOW DRIVE, SUITE 200, BOULDER, COLORADO, 80301 (“AEROGROW”), FOR ANY SUM OR SUMS NOT EXCEEDING USD$38,193.66 (US DOLLARS THIRTY-EIGHT THOUSAND ONE HUNDRED NINETY-THREE AND 66/100), SUBJECT TO THE BELOW SCHEDULE, AVAILABLE UPON PRESENTATION OF YOUR DRAFTS AT SIGHT ON FIRST NATIONAL BANK.

AUTOMATIC INCREASE/DECREASE SCHEDULE:

SCHEDULE DATE                                  ACTION                                AMOUNT
7/30/2008                                                   DECREASE BY                      $36,725.91

DRAFTS MUST BE ACCOMPANIED BY:

YOUR SIGNED STATEMENT CERTIFYING AS FOLLOWS:

WE HEREBY CERTIFY THAT THE AMOUNT OF THIS DRAWING REPRESENTS AN AMOUNT WHICH BENEFACTOR FUNDING CORP. (“BFC”) IS OBLIGATED TO PAY (THE “DETERMINED AMOUNT”) ON ACCOUNT OF A CLAIM ASSERTED AGAINST BFC RELATING TO A PAYMENT RECEIVED BY BFC FROM LINENS ‘N THINGS CANADA CORP OR ANY AFFILIATE THEREOF WHICH IS SUBJECT TO A STATE OR FEDERAL OR CANADIAN INSOLVENCY STATUTE, OR SIMILAR COMMON LAW PROCEEDING.  TEN DAYS HAVE PASSED SINCE BFC HAS MADE DEMAND ON AEROGROW FOR PAYMENT TO BFC OF THE DETERMINED AMOUNT AND AEROGROW HAS FAILED TO HONOR SUCH DEMAND.

DRAFTS DRAWN UNDER THIS CREDIT ARE TO BE ENDORSED HEREON AND BEAR THE CLAUSE, ''DRAWN UNDER FIRST NATIONAL BANK, LETTER OF CREDIT REFERENCE NUMBER STB08200116 DATED JUNE 25, 2008.''

PARTIAL DRAWS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL HAVE AUTOMATICALLY RENEWING ONE (1) YEAR TERMS UNLESS WE GIVE BENEFICIARY AT LEAST THIRTY (30) DAYS BUT NOT MORE THAN SIXTY (60) DAYS PRIOR WRITTEN NOTICE THAT WE ELECT NOT TO RENEW THE LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.  SUCH NOTICE SHALL BE SENT VIA FEDERAL EXPRESS OR OTHER GENERALLY RECOGNIZED NATIONAL OVERNIGHT CARRIER, ACTUALLY RECEIVED BY BENEFICIARY.  IN THE EVENT WE GIVE BENEFICIARY NOTICE THAT WE ELECT NOT TO RENEW FOR SUCH ADDITIONAL PERIODS, BENEFICIARY MAY IMMEDIATELY DRAW UPON THIS LETTER OF CREDIT UP TO THE FULL FACE AMOUNT. SUCH DRAWING SHALL BE ACCOMPANIED BY (i) YOUR DRAFTS AT SIGHT ON FIRST NATIONAL BANK, AND (ii) YOUR SIGNED STATEMENT CERTIFYING AS FOLLOWS:

THIS DRAWING IS BEING MADE AS A RESULT OF FIRST NATIONAL BANK’S REFUSAL TO RENEW LETTER OF CREDIT NUMBER STB08200116.

WE HEREBY ENGAGE WITH YOU THAT ANY DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED ON THE PRESENTATION AT OUR OFFICE AT 1620 DODGE STREET, ATTN:  GLOBAL BANKING GROUP, OMAHA, NE 68197-1096, VIA COURIER SERVICE OR REGISTERED MAIL, ON OR BEFORE THE EXPIRATION DATE AS SPECIFIED ABOVE.

THIS LETTER OF CREDIT SETS FORTH IN FULL TERMS OF OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY NOTE, DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE TO ANY NOTE, DOCUMENT OR AGREEMENT.

EXCEPT SO FAR AS OTHERWISE STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE RULES OF THE INTERNATIONAL STANDBY PRACTICES AS ADOPTED BY THE INTERNATIONAL CHAMBER OF COMMERCE, WHICH ARE IN EFFECT AT THE TIME OF ISSUANCE OF THIS LETTER OF CREDIT.

FIRST NATIONAL BANK

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(AUTHORIZED SIGNATURE)